Exhibit 10.1

FIRST AMENDMENT TO

ZYMOGENETICS, INC.

SHAREHOLDERS’ AGREEMENT

This First Amendment to ZymoGenetics, Inc. Shareholders’ Agreement (this “Amendment”), amending that certain Shareholder’s Agreement among ZymoGenetics, Inc., a Washington corporation (the “Company”), Novo Nordisk A/S, a Danish corporation, Novo Nordisk Pharmaceuticals, Inc., a Delaware corporation, Warburg Pincus Equity Partners, L.P., Warburg, Pincus Netherlands Equity Partners I, C.V., Warburg, Pincus Netherlands Equity Partners II, C.V. and Warburg, Pincus Netherlands Equity Partners III, C.V. , and the other persons listed on Schedule A thereto (collectively the “Investors”), entered into as of November 10, 2000 (the “Shareholders’ Agreement”), is made by and among the Company and the undersigned Investors as of this 4th day of February, 2002. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Shareholders’ Agreement.

RECITALS

A.    The parties desire to amend the definition of “Qualified Public Offering” in Section 1 of the Shareholders Agreement and to terminate that certain Series B Co-Sale Agreement among the Company and the Investors entered into as of November 10, 2000 (“Co-Sale Agreement”); and

B.    Under Section 7.4 of the Shareholders’ Agreement, the Shareholders’ Agreement may be amended, and the observance of any term may be waived upon the consent of the holders of a majority of the Series A Stock (or Common Stock issued on conversion thereof) and the holders of a majority of the Series B Stock (or Common Stock issued on conversion thereof);

C.    Under Section 7 of the Co-Sale Agreement, the Co-Sale Agreement may be terminated upon the written consent of the Company and the holders of more than 50% of the then outstanding Series B Stock (or Common Stock issued upon conversion thereof).

D.    The undersigned Investors represent the holders of a majority of the Series A Stock (or Common Stock issued on conversion thereof) and the holders of a majority of the Series B Stock (or Common Stock issued on conversion thereof);

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein;

THE PARTIES HEREBY AGREE AS FOLLOWS:

AGREEMENT

1.    Amendment to the Shareholders’ Agreement

The definition of “Qualified Public Offering” in Section 1 of the Shareholders’ Agreement is hereby amended in its entirety to read (and shall be deemed to have read since the date the Shareholders’ Agreement was entered into) as follows:

“Qualified Public Offering” means a firm commitment underwritten offering by the Company of its equity securities to the general public pursuant to a registration statement filed under the Securities Act of 1933, as amended, in which the aggregate gross offering proceeds to the Company are in excess of $50 million and in connection with which the shares of Preferred Stock of the Company outstanding immediately prior to the consummation thereof are converted to Common Stock.”

2.    Termination of Co-Sale Agreement.

Upon the closing a Qualified Public Offering (as defined in this Amendment), the Co-Sale Agreement shall be terminated and shall no longer have any force or effect.

3.    Continued Validity of the Shareholders’ Agreement

Except as amended hereby, the Shareholders’ Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

4.    Amendment to Articles of Incorporation

The Company agrees to propose, for consideration by the Company’s shareholders at the next succeeding annual or special meeting of shareholders of the Company (but in any event no later than September 30, 2002), to amend the definition of “Qualified Public Offering” contained in Section 2.2.2 of the Company’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) to be consistent with the definition of such term as set forth in Section 1 of this Amendment. Each of the undersigned Investors agrees to vote, in person or by proxy, all shares of Common Stock owned by such Investor as of the record date for such shareholders meeting in favor of the approval of such amendment to the Company’s Amended and Restated Articles of Incorporation.

5.    Counterparts

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first above written.

THE COMPANY:

ZYMOGENETICS, INC.

By:	/s/ Bruce L.A. Carter
Its	CEO

INVESTORS:

NOVO NORDISK PHARMACEUTICALS, INC.

By:	/s/ James C. Shehan
Its	Secretary

WARBURG, PINCUS EQUITY PARTNERS, L.P.

By:	Warburg, Pincus & Co.
Its General Partner

By:	/s/ Jonathan Leff
Jonathan Leff, Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

By:	Warburg, Pincus & Co.
Its General Partner

By:	/s/ Jonathan Leff
Jonathan Leff, Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.

By:	Warburg, Pincus & Co.
Its General Partner

By:	/s/ Jonathan Leff
Jonathan Leff, Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

By:	Warburg, Pincus & Co.
Its General Partner

By:	/s/ Jonathan Leff
Jonathan Leff, Partner

APAX EXCELSIOR VI–A, B, C, L.P.

By:	Apax Excelsior VI Partners, L.P.
Its General Partner

By:	Patricof & Co. Managers, Inc. Name
Its General Partner

By:	/s/ Lori Rafield
Name: Lori Rafield, PhD Title: Vice President

PATRICOF PRIVATE INVESTMENT CLUB III, L.P.

By:	Apax Excelsior VI Partners, L.P.
Its General Partner

By:	By: Patricof & Co. Managers, Inc.
Its General Partner

By:	/s/ Lori Rafield
Name: Lori Rafield, PhD Title: Vice President